                                                                     EXHIBIT 4.2

                                               CUSIP 09062X 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

BIOGEN IDEC                                            COMMON STOCK

                                                THIS CERTIFICATE IS TRANSFERABLE
                                                   IN NEW YORK, NY, CANTON, MA
                                                       AND JERSEY CITY, NJ

                                                                        NUMBER

                                BIOGEN IDEC INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                                     SHARES

IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0005 PAR VALUE, OF

                                BIOGEN IDEC INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        COUNTERSIGNED AND REGISTERED:
                                               EQUISERVE TRUST COMPANY, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                                        BY: /s/ Stephen Cesso

                                                 AUTHORIZED SIGNATURE

Dated:

                                [CORPORATE SEAL]

   /s/ Thomas J. Buckman                           /s/ James C. Mullen

           SECRETARY                       CHIEF EXECUTIVE OFFICER AND PRESIDENT

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Biogen Idec Inc. (formerly IDEC Pharmaceuticals Corporation) (the "Company") and Mellon Investor Service LLC (f/k/a ChaseMellon Shareholder Services LLC, the "Rights Agent") originally dated as of July 22, 1997, and amended and restated as of July 26, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights "Beneficially Owned" by "Acquiring Persons" (as such terms are defined in the Rights Agreement) or certain related parties, as well as subsequent holders of such Rights, may become null and void.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants
               in common          UNIF GIFT MIN ACT -- .........Custodian.......
    TEN ENT -- as tenants                                (Cust)          (Minor)
               by the entireties                       under Uniform Gifts to
    JT TEN  -- as joint tenants                        Minors Act...............
               with right of                                      (State)
               surivivorship and  UNIF TRF MIN ACT --  ..Custodian (until age..)
               not as tenants in                       (Cust)
               common
                                                       ..under Uniform Transfers
                                                       (Minor)
                                                       to Minors Act............
                                                                      (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[___________________]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                                X ______________________________

                                                X ______________________________
                                         NOTICE : THE SIGNATURE(S) TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT ALTERATION
                                                  OR ENLARGEMENT OR ANY CHANGE
                                                  WHATEVER.

Signature(s) Guaranteed

By _________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.